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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 8, 2003
                Date of Report (Date of earliest event reported)


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                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                 0-23248                  36-3918470
(State or other jurisdiction of        (Commission             (I.R.S. Employer
incorporation)                         File Number )         Identification No.)


             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)


                                 (847) 956-8000
              (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.       Description of Exhibit
     -----------       ----------------------

        99.1 Press Release issued by SigmaTron International, Inc., dated December 8, 2003.


Item 12. Results of Operations and Financial Condition.

On December 8, 2003 SigmaTron International, Inc. issued a press release announcing its financial results for the quarter ended October 31, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIGMATRON INTERNATIONAL, INC.



Date:  December 8, 2003         By: /s/ Gary R. Fairhead
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                                    Name:  Gary R. Fairhead
                                    Title: President and Chief Executive Officer

                                                             EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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99.1              Press Release of the Company, dated December 8, 2003